Exhibit 10.21

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of October 16, 2019 (the “First Amendment Closing Date”), by and among WILLIAMS INDUSTRIAL SERVICES GROUP INC., a Delaware corporation  (the “Company”), each of its direct and indirect Subsidiaries set forth on the signature pages hereto as a “Borrower” (together with the Company, collectively, the “Borrowers” and each individually, a “Borrower”), MidCap Funding IV Trust, a Delaware statutory trust, individually as a Lender and as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.          Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of October 11, 2018 (the “Original Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.          Borrower has requested, and Agent and all Lenders have agreed, to amend certain provisions of the Original Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.          Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Original Credit Agreement as amended hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.          Amendments to Original Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:

(a)         The definition of “Borrowing Base” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“"Borrowing Base" means:

(i)          the product of (i) eighty-five percent (85%) multiplied by (ii) the aggregate net amount at such time of the Eligible Accounts; plus

(ii)         the lesser of (i) $1,000,000 and (ii) the product of (1) eighty percent (80%) multiplied by (2) the aggregate net amount at such time of the Eligible Costs in Excess of Billings; minus

(c)         the amount of the Dilution Reserve (if any), the Liquidity Reserve and any other reserves and/or adjustments determined by Agent in its Permitted Discretion.”

(b)         The definition of “Liquidity” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“Liquidity” means, as of any date of calculation, unrestricted cash and cash equivalents permitted in accordance with GAAP, plus any Revolving Loan Availability, plus if Revolving Loan Availability has been calculated on the basis of clause (b) of the definition of  “Revolving Loan Limit”, the Liquidity Reserve.

(c)         The following definition of “Amendment No. 1” is hereby added to Section 1.1 of the Original Credit Agreement:

“’Amendment No. 1’ means that certain Amendment No. 1 to Credit and Security Agreement, dated as of October 16, 2019, by and among the Borrowers, the Agent and the Lenders.”

(d)         The following definition of “Liquidity Reserve” is hereby added to Section 1.1 of the Original Credit Agreement:

“’Liquidity Reserve’ means $500,000.”

(e)         The definition of “Foreign Subsidiary Cash Trigger Date” in Section 1.1 of the Original Credit Agreement is hereby amended to replace the reference to “$2,000,000” therein with “$5,000,000”.

(f)         Clause (j) of the definition of “Permitted Investments” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“(j) Investments of cash and cash equivalents by a Credit Party in an Excluded Foreign Subsidiary made prior to the Foreign Subsidiary Cash Trigger Date, but solely to the extent that the aggregate amount of such Investments made with respect to all Excluded Foreign Subsidiaries does not, at any time, exceed $3,000,000 at any time outstanding; provided that for the avoidance of doubt, no such Investments shall be permitted on and after the Foreign Subsidiary Cash Trigger Date;”

(g)         Article IV in the Original Credit Agreement is hereby amended by adding a new Section 4.16 at the end thereof as follows:

“Section 4.16     Amendment No. 1 Post-Closing Conditions.  The Borrowers shall take all such actions set forth in Section 5 of Amendment No. 1 within the time periods set forth therein.”

(h)         Section 5.17(a) in the Original Credit Agreement is hereby amended to replace the reference to “$2,000,000” therein with “$5,000,000”.

(i)          Section 10.1(a)(ii) in the Original Credit Agreement is hereby amended by adding “, Section 4.16” after the reference to “Section 4.6”.

(j)          The calculation of Minimum Liquidity in Attachment 3 to Exhibit B (Compliance Certificate) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“unrestricted cash and Cash Equivalents permitted in accordance with GAAP and reflected on the balance sheet of the Borrowers and their Domestic Subsidiaries on a consolidated basis, plus any Revolving Loan Availability, plus the Liquidity Reserve, in each case as of the last day of each month”

(k)         Exhibit C to the Original Credit Agreement is hereby replaced in its entirety with the Form of Borrowing Base Certificate attached hereto as Exhibit A.

3.            Representations and Warranties; Reaffirmation of Security Interest.  Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty that is, by its terms, qualified by materiality, in all respects) as of such earlier date.   Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.  Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.          Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion:

(a)         each Borrower shall have delivered to Agent this Agreement, executed by an authorized officer of such Borrower;

(b)         each Borrower shall have delivered to Agent a duly executed copy of an amendment to the Term Loan Credit Agreement, in form and substance reasonably satisfactory to Agent;

(c)         all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty that is, by its terms, qualified by materiality, in all respects)as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(d)         prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.

5.         Post-Closing Obligations.  Within ten (10) Business Days (or such later time as the  Agent may agree in its reasonable discretion) of the earlier of (i) the cessation by the Company of the refinancing process being undertaken by the Company as of the date hereof and (ii) November 25, 2019, the Company shall:

(a)        cause each of WISG Canada Ltd., a British Columbia, Canada corporation, WISG Nuclear Ltd., a British Columbia, Canada corporation and WISG Electrical Ltd., a British Columbia, Canada corporation (collectively, the “Canadian Subsidiaries” and each, a “Canadian Subsidiary”) to become Guarantors under the Original Credit Agreement and to execute and deliver to the Agent, a Guarantee, in form and substance reasonably acceptable to the Agent, jointly and severally guaranteeing the Obligations of the other Credit Parties under the Financing Documents;

(b)        cause each Canadian Subsidiary to execute and deliver such assignments, pledges and security agreements as specified by, and in form and substance reasonably satisfactory to the Agent, in each case, securing the payment of all Obligations of such Canadian Subsidiaries under the Financing Documents and granting Liens on all personal properties of such Canadian Subsidiary;

(c)        take and cause each Canadian Subsidiary to take or cause to be taken, whatever action (including, without limitation, the filing of Personal Property Security Act (Ontario) financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the reasonable opinion of the Agent to vest in the Agent (or in any representative of the Agent designated by it) valid, perfected Liens on the properties purported to be subject to the pledges, assignments and security agreements delivered pursuant to Section 5(b), enforceable against all third parties in accordance with their terms, subject to Permitted Liens;

(d)        cause Williams Industrial Services Group, L.L.C. to execute and deliver to the Agent, a supplement to the relevant Financing Document (or another pledge agreement in substantially identical form, if needed) pledging 100% of the Equity Interests held by Williams Industrial Services Group, L.L.C. in WISG Canada Ltd. and with all documents delivered pursuant to this Section 5(d) to be in form, scope and substance reasonably satisfactory to the Collateral Agent;

(e)        do, execute, acknowledge, deliver, record, file and register any and all such further acts, deeds, conveyances, pledge agreements, deeds of trust, trust deeds, assignments, financing statements, notices of assignment, transfers, certificates, collateral access agreements, assurances and other instruments as the Agent may reasonably require from in order to carry out more effectively the purposes of this Section 5, and cause each of the Canadian Subsidiaries to do so.

6.          Fees.  In consideration of Agent’s agreement to enter into this Agreement, Borrower agrees to pay Agent, for the benefit of all Revolving Lenders in accordance with their Pro Rata Share of the Revolving Loan Commitments, an amendment fee in the amount of $5,000 (the “Amendment Fee”).  Such Amendment Fee shall be due and payable on the First Amendment Closing Date and, once paid, is non-refundable.  Borrowers hereby authorize Agent to deduct the Amendment Fee from the proceeds of one or more Revolving Loans made under the Credit Agreement.

7.          Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, other than with respect to the agreements of the Lenders specifically set forth herein, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown, arising out of, arising under or related to the Financing Documents that such Borrower has against the Released Parties or any of them (whether directly or indirectly)and that arise from events occurring before the date hereof.  Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8.          No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Original Credit Agreement, the other Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.          Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Original Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Original Credit Agreement and the other Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.        Miscellaneous.

(a)         Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Agreement, each reference in the Original Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Original Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Original Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)         Governing Law.  THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(c)         Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), Section 12.8(b) (Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d)         Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e)         Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(f)         Entire Agreement.          This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g)         Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h)         Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST,
as Agent

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST,
as a Lender

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

BORROWERS:

WILLIAMS INDUSTRIAL SERVICES GROUP INC.

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: President and Chief Executive Officer

GLOBAL POWER PROFESSIONAL SERVICES INC.

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

WILLIAMS INDUSTRIAL SERVICES, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

WILLIAMS SPECIALTY SERVICES, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

WILLIAMS PLANT SERVICES, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

WILLIAMS GLOBAL SERVICES, INC.

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

BRADEN HOLDINGS, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

STEAM ENTERPRISES, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President

GPEG, LLC

By:	/s/ Tracy D. Pagliara
Name: Tracy D. Pagliara
Title: Vice President